UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

__________________

Psychemedics Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13738	58-1701987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Spring Valley Road, Suite 230 Dallas, TX	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 527-7424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.005 par value per share	PMD	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2024, in connection with the Transaction (as defined below), Psychemedics Corporation (“Psychemedics” or the “Company”) entered into a stock purchase agreement (the “Purchase Agreement”) with 3K Limited Partnership, a Delaware limited partnership (“3K”), Peter H. Kamin, a natural person in his individual capacity (“Mr. Kamin”), the Peter H. Kamin Revocable Trust dated February 2003 (the “2003 Trust”), the Peter H. Kamin Childrens Trust dated March 1997 (the “1997 Trust”), the Peter H. Kamin GST Trust (the “GST”) and the Peter H. Kamin Family Foundation (the “Foundation”). 3K, Mr. Kamin, the 2003 Trust, the 1997 Trust, the GST and the Foundation are referred to herein together as the “Investors”.

Pursuant to the Purchase Agreement, the Investors have agreed to purchase, subject to the terms and conditions thereof, up to 1,595,744 shares (the “Shares”) of the Company’s common stock, par value $0.005 per share (the “Common Stock”), at a purchase price of $2.35 per share, for an aggregate purchase price of up to $3,750,000 (the “Stock Sale”). The Company intends to use the proceeds from the Stock Sale to purchase fractional shares of Common Stock resulting from the proposed Reverse Stock Split (as defined below) and for working capital and general corporate purposes. Prior to the closing of the Stock Sale (the “Closing Date”), the Company will determine the number of Shares to be issued (not to exceed 1,595,744 shares) so as to provide the Company with (i) proceeds sufficient to purchase the fractional shares of Common Stock resulting from the proposed Reverse Stock Split and (ii) an additional $500,000 designated for working capital and general corporate purposes.

In addition, under the terms of the Purchase Agreement, in connection with each annual or special meeting of stockholders of the Company occurring after the Closing Date at which directors of the Company are to be elected, (i) the Company shall include two individuals designated by 3K and satisfying certain eligibility criteria (each, a “3K Director Nominee”) as nominees for election to the Company’s board of directors (the “Board”) in its proxy materials and (ii) the Board shall recommend to the stockholders of the Company the election of such 3K Director Nominees to the Board in the same manner as it recommends the election of the Company’s other director nominees. Additionally, pursuant to the terms of the Purchase Agreement, from and after the Closing Date, the Company shall not, without 3K’s prior written consent, increase the size of the Board to more than five directors. In the event the Company’s stockholders are permitted to elect directors by action by written consent pursuant to the Company’s bylaws and applicable law, the foregoing provisions shall be applied mutatis mutandis in connection with any such action. The Company has also granted the Investors certain indemnification rights with respect to the transactions contemplated by the Purchase Agreement.

The consummation of the Stock Sale is subject to the satisfaction of customary closing conditions, including receiving the requisite approval by the Company’s stockholders of (i) the terms and conditions of the Purchase Agreement and the proposed Reverse Stock Split (as defined below) and (ii) the filing of a certificate of amendment to the Company’s amended and restated certificate of incorporation to effect the Reverse Stock Split (as defined below) on the basis of the final split ratio, which final split ratio will be determined by the Board prior to the closing.

The Shares will be issued and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws.

The foregoing is only a summary of the material terms of the Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The description set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Shares to be issued and sold in connection with the Purchase Agreement have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements.

Item 8.01	Other Events.

On August 12, 2024, the Board (other than Mr. Kamin and Darius Nevin, each a director of the Company, who were not in attendance and had recused themselves from the meeting), upon the recommendation of the Transaction Committee of the Board (the “Transaction Committee”) consisting of independent directors, unanimously approved a transaction whereby the Company would effect a reverse and forward stock split of the Common Stock, in conjunction with terminating the Company’s public company reporting obligations and delisting the Common Stock from the Nasdaq Capital Market (the “Transaction”), subject to obtaining the requisite approval of the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), which is currently expected to occur in the fall of 2024.

Specifically, the participating members of the Board recommended and approved a transaction whereby the Company would effect a reverse stock split of the Common Stock at a ratio between 1-for-4,000 and 1-for-6,000 (the “Reverse Stock Split”), followed immediately by a forward stock split of the Common Stock (the “Forward Stock Split,” and together with the Reverse Stock Split, the “Stock Split”). Stockholders owning fewer shares of Common Stock than the Reverse Stock Split ratio denominator at the effective time of the Reverse Stock Split would receive $2.35 in cash, without interest, for each share of Common Stock held by them at the effective time of the Reverse Stock Split, and thereafter they would no longer be stockholders of the Company. Stockholders owning more shares of Common Stock than the Reverse Stock Split ratio denominator at the effective time of the Reverse Stock Split (“Continuing Stockholders”) would not be entitled to receive any cash for their fractional share interests resulting from the Reverse Stock Split, if any. The Forward Stock Split, which would immediately follow the Reverse Stock Split, would reconvert whole shares and fractional share interests held by the Continuing Stockholders back into the same number of shares of the Common Stock held by such Continuing Stockholders immediately before the effective time of the Reverse Stock Split. As a result of the Forward Stock Split, the total number of shares of Common Stock held by a Continuing Stockholder would not change as a result of the Reverse Stock Split. The Company estimates that, based on a mid-point Reverse Stock Split ratio of 1-for-5,000, approximately 1.2 million shares of Common Stock (or approximately 21% of the Common Stock currently outstanding) would be cashed out in the Transaction and the aggregate cost to the Company of the Transaction would be approximately $2.8 million, plus transaction expenses, which are estimated to be approximately $700,000. The Company expects to fund such costs using the proceeds from the Stock Sale and cash-on-hand.

The Transaction will be submitted to a vote of the Company’s stockholders at the Annual Meeting pursuant to the terms of the Purchase Agreement and in accordance with the Company’s amended and restated certificate of incorporation. The Board has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Transaction. The terms and contemplated timeline of the Transaction, including the manner of determining the fair value for fractional share interests to be cashed out in the Transaction, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Transaction. The Transaction may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as it is part of a plan to terminate the registration of the Common Stock under Sections 12(b) and 15(d) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder, and to delist the Common Stock from the Nasdaq Capital Market.

The Board may abandon the Transaction and terminate the Purchase Agreement at any time prior to the filing and effectiveness of the applicable amendments to the Company’s amended and restated certificate of incorporation, even after stockholder approval.

On August 12, 2024, the Company issued a press release announcing the Transaction. The press release is filed as Exhibits 99.1 to this Current Report and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Stock Purchase Agreement, by and among Psychemedics Corporation, 3K Limited Partnership, Peter H. Kamin, the Peter H. Kamin Revocable Trust dated February 2003, the Peter H. Kamin Childrens Trust dated March 1997, the Peter H. Kamin GST Trust and the Peter H. Kamin Family Foundation, dated August 12, 2024.

99.1	Press Release, dated August 12, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

THIS CURRENT REPORT IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE 2024 ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO PSYCHEMEDICS CORPORATION, 5220 Spring Valley Road, Suite 230, Dallas, Texas 75254, ATTENTION: SECRETARY.

Psychemedics and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information concerning such participants will be set forth in the proxy statement for Psychemedics’ 2024 Annual Meeting of Stockholders, which will be filed with the SEC on Schedule 14A. To the extent that holdings of Psychemedics’ securities change since the amounts printed in Psychemedics’ proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 or other filings filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement.

Forward Looking Statements

This Current Report may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the Transaction, the number of shares of Common Stock that are expected to be cashed out in the Transaction, the timing and stockholder approval of the terms of the Purchase Agreement and Stock Split, the timing and closing of the transactions contemplated by the Purchase Agreement and the Company’s intended use of proceeds from the Purchase Agreement. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Transaction are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Transaction, SEC regulatory review of the Company’s filings related to the Transaction, the potential failure to satisfy the conditions to the consummation of the Stock Sale, including obtaining stockholder approval, and the continuing determination of the Board of Directors and Transaction Committee that the Transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Date: August 12, 2024	By:	/s/ Brian Hullinger
	Name:	Brian Hullinger
	Title:	President and Chief Executive Officer